Liquidity and Going Concern	6 Months Ended
Jan. 31, 2022
Going Concern Disclosure [Abstract]
LIQUIDITY and GOING CONCERN

NOTE 2 – LIQUIDITY and GOING CONCERN

For the six months ended January 31, 2022 and 2021, the Company reported net loss from continuing operations of approximately $2.3 million and $8.0 million, respectively.

In assessing the Company’s ability to continue as a going concern, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments.

As of January 31, 2022, the Company had cash of $3.7 million and short-term investments in trading securities of $2.4 million, which are highly liquid at the Company’s discretion. On the other hand, the Company had current liabilities of $2.6 million. The Company also had $2.3 million receivable from buyers of LGC in connection with the disposal of LGC. If we fail to collect the amount due from buyers of LGC, we may incur significant bad debt in the near future. In addition, due to the recent intense relationship between the U.S. and China, which has become more fragile as a result of the outbreak and spread of COVID-19, plus the tightening of U.S. legislation and public listing rules to curb some small Chinese companies to access the U.S. capital markets, an increasing number of Chinese companies are putting off or slowing down their plans for U.S. listings due to these uncertainties. Also, the PRC government has recently stated that it plans to propose new rules that would ban companies with large amounts of sensitive consumer data from going public in the U.S. which could deter PRC technology firms to list abroad. The PRC government has primarily focused on firms in the internet, telecommunications and education industry from listing abroad due to political or national-security concerns. As a result of these statements, this position by the PRC government could adversely affect our business consulting services which assist PRC companies to go public in the United States. Furthermore, due to the impact of COVID-19, some of our existing customers may experience financial distress or business disruptions, which could lead to potential delay or default on their payments. Any increased difficulty in collecting accounts receivable, or early termination of our existing consulting service agreements due to deterioration in economic conditions could further negatively impact our cash flows. Given these factors, our potential customers’ perception and confidence to go public in the United States has been negatively impacted and our operating revenue and cash flows may continue to underperform in the near terms. Although we had cash of $3.7 million as of January 31, 2022, given the above-mentioned uncertainties, the management believes that the Company will continue as a going concern in the following 12 months from the date of this report.

Currently, the Company intends to finance its future working capital requirements and capital expenditures from cash generated from operating activities and funds raised from equity financings. In October 2021, the Company raised proceeds of $1.1 million from exercise of warrants to purchase 389,955 of its ordinary shares by warrant holders who subscribed for ordinary shares in the registered direct offering closed in November 2020.

The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.